UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2013

Western Asset Mortgage Capital Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard
Pasadena, California	91101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(626) 844-9400

 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

Members of the executive team of Western Asset Mortgage Capital Corporation (NYSE:  WMC) are scheduled to deliver presentations to investor conferences on Tuesday June 4, 2013 and Wednesday June 5, 2013.  A copy of the presentation materials to be used at the conferences is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.1  and the information set forth therein and herein is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.             Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Western Asset Mortgage Capital Corporation Presentation Slides, June 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

By:	/s/ W. Stephen Venable, Jr.
	Name:	W. Stephen Venable, Jr.
	Title:	Assistant Secretary

Date:  June 4, 2013